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                      SECURITIES AND EXCHANGE COMMISSION
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                            WASHINGTON, D.C. 20549
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                                   FORM 8-K
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                                CURRENT REPORT
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                    PURSUANT TO SECTION 13 or 15(d) OF THE
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                        SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of earliest event reported): July 28, 1999
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                            CABOT INDUSTRIAL TRUST
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              (Exact Name of Registrant as Specified in Charter)
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          Maryland                        1-13829                 04-3397866
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(State or Other Jurisdiction            (Commission            (I.R.S. Employer
----------------------------            -----------            ----------------
     of Incorporation)                  File Number)         Identification No.)
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                          Two Center Plaza, Suite 200
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                          Boston, Massachusetts 02108
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             (Address of Principal Executive Offices)   (Zip Code)
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      Registrant's telephone number, including area code  (617) 723-0900
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                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CABOT INDUSTRIAL TRUST


Date: July 28, 1999                By: /s/ Neil E. Waisnor
                                       -------------------
                                       Neil E. Waisnor
                                       Senior Vice President--Finance
                                       Treasurer and Secretary
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Item 5.   Other Events.

     Attached as Exhibit 99.1 is a press release related to Cabot Industrial Trust's earnings and financial position for the second quarter of 1999.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

        (a)  Financial Statements of Businesses Acquired or To Be Acquired.

             Not applicable.

        (b)  Pro Forma Financial Information.

             Not applicable.

        (c)  Exhibits.

             99.1  Cabot Industrial Trust Press Release